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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Matthew J. Beck, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450	Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

LYRICAL U.S. VALUE EQUITY FUND

Institutional Class (LYRIX)

Investor Class (LYRBX)

Annual Report

November 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-884-8099 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-884-8099. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

LYRICAL U.S. VALUE EQUITY FUND LETTER TO SHAREHOLDERS	November 30, 2019 (Unaudited)

Dear Fellow Shareholders,

Enclosed is the Annual Report to shareholders of the Lyrical U.S. Value Equity Fund (the “Fund”). On behalf of the Fund and its investment adviser, Lyrical Asset Management LP, I would like to thank you for your investment.

The Fund’s value investing approach underperformed the broader stock market this past fiscal year. Market environments in which value investing falls out of favor have tended to occur for a year or two every decade or so, and that is the kind of environment we observed for much of the past two years. We have seen strong earnings results for the majority of our portfolio, and thus conclude that the roots of our underperformance are technical and temporary. Accordingly, we are excited for the prospects of the Fund going forward.

Since its launch on February 4, 2013 through November 30, 2019, the Fund’s Institutional Class has produced a cumulative total return of +108.36%, compared to the +141.88% cumulative total return for the S&P 500® Index (the “S&P 500”). For the twelve months ended November 30, 2019, the Fund’s Institutional Class produced a total return of +5.30% compared to the total return for the S&P 500 of +16.11%. For the twelve months ended November 30, 2019, the three positions that most positively impacted performance were Broadcom Inc. (AVGO), Celanese Corporation (CE), and Microchip Technology Incorporated (MCHP) with contributions of 190 basis points (bps) (up 38%), 159 bps (up 27%) and 151 bps (up 28%), respectively; conversely, the three positions that most negatively impacted performance were Qurate Retail, Inc. Class A (QRTEA), EOG Resources, Inc. (EOG), and National Oilwell Varco, Inc. (NOV) which detracted 237 bps (down 57%), 181 bps (down 30%) and 124 bps (down 34%), respectively.

In analyzing the Fund portfolio’s performance attribution, we find it helpful to examine both the investment success rate and any skew in the distribution of returns. Over the life of the Fund, 78% of the Fund’s investments posted gains, and 45% outperformed the S&P 500. Skew has been a negative factor, as the Fund’s outperformers have outperformed by 68%, while our underperformers have underperformed by 88% over the life of the Fund. For the twelve-month period ended November 30, 2019, 60% of the Fund’s investments posted gains, and 43% outperformed the S&P 500. For the twelve-month period, skew has been a negative factor as the Fund’s outperformers have outperformed by 15%, while our underperformers have underperformed by 28%.

During the life of the Fund we have sold thirty-one positions, as seven companies announced they were being acquired, eighteen approached our estimates of fair value, for three lost conviction in our thesis, for one the company announced or completed acquisitions which increased the complexity and decreased analyzability and for two the risk/reward became less compelling than other opportunities. For each sale we added a new position from our pipeline of opportunities.

1

As of November 30, 2019, the valuation of our portfolio is 9.9 times the next twelve months consensus earnings. The S&P 500 has a valuation of 17.8 times earnings on this same basis, a premium of 80% over the Fund.

Lyrical Asset Management’s Investment Philosophy and Portfolio Construction

For new investors since our previous letter to the Fund’s shareholders we’d like to briefly outline our investment philosophy and portfolio construction approach.

We believe our strategy and approach to investing differentiate us from other investment managers, even those that share a value approach to investing. We are deep value investors and by this we mean that we look to invest in companies trading significantly below intrinsic value. This separates us from other value managers who focus generally on relative value or core value approaches and whose portfolio characteristics have higher Price/Earnings, Price/Book and Price/Cash Flow multiples. We assess valuation based on current price relative to long-term normalized earnings, which contrasts us to those that rely on Price/Book or dividend yield. We only invest in what we consider to be quality businesses that we believe should earn good returns on invested capital, and avoid volatile businesses and companies with excessive leverage. Other value investors may consider owning any business regardless of quality if they believe the price is low enough. Lastly, we only invest in businesses we can understand and avoid those that are excessively complex or require specialized technical knowledge, even though they may appear cheap from a high-level perspective.

We construct our portfolio purely bottom up and without regard to what is or is not contained in a benchmark. We are concerned with concentration risk and have strict limits on how much capital can be invested in any one position or any one industry. Our long portfolio is constructed to be balanced and diversified across approximately 33 positions, giving us exposure to many different types of companies and situations without sacrificing our strict investment standards.

Thank you for your continued trust and interest in Lyrical Asset Management.

Sincerely,

Andrew Wellington
Portfolio Manager

2

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-884-8099.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at www.lyricalvaluefunds.com or call 1-888-884-8099 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Funds as of November 30, 2019, please see the Schedule of Investments section of this Report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

LYRICAL U.S. VALUE EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Lyrical U.S. Value Equity Fund - Institutional Class(a) versus the S&P 500® Index

Average Annual Total Returns (for the periods ended November 30, 2019)
	1 Year	5 Years	Since Inception(c)
Lyrical U.S. Value Equity Fund - Institutional Class(b)	5.30%	4.84%	11.37%
Lyrical U.S. Value Equity Fund - Investor Class(b)	4.89%	4.49%	5.76%
S&P 500® Index(d)	16.11%	10.98%	13.83%(e)

(a)

The line graph above represents performance of the Institutional Class only, which will vary from the performance of the Investor Class based on the difference in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Commencement of operations for Institutional Class shares was February 4, 2013. Commencement of operations for Investor Class shares was February 24, 2014.
(d)

The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(e)	Represents the period from February 4, 2013 (date of commencement of operations of Institutional Class shares) through November 30, 2019.

4

LYRICAL U.S. VALUE EQUITY FUND
PORTFOLIO INFORMATION
November 30, 2019 (Unaudited)

Lyrical U.S. Value Equity Fund vs S&P 500® Index
Sector Diversification

Top Ten Equity Holdings

Security Description	% of Net Assets
Ameriprise Financial, Inc.	5.6%
HCA Healthcare, Inc.	5.6%
Centene Corporation	5.5%
Celanese Corporation	5.5%
Broadcom, Inc.	5.1%
Microchip Technology, Inc.	5.0%
Suncor Energy, Inc.	4.9%
United Rentals, Inc.	4.8%
Lincoln National Corporation	4.6%
AerCap Holdings N.V.	4.3%

5

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS November 30, 2019
COMMON STOCKS — 100.4%	Shares	Value
Consumer Discretionary — 9.8%
Auto Components — 2.4%
Adient plc (a)	180,639	$3,948,768
Goodyear Tire & Rubber Company (The)	596,097	9,531,591
Tenneco, Inc. - Class A	140,238	1,737,549
		15,217,908
Household Durables — 3.6%
Whirlpool Corporation	158,734	22,714,836

Internet & Direct Marketing Retail — 1.7%
Qurate Retail, Inc. - Series A (a)	1,092,767	10,337,576

Textiles, Apparel & Luxury Goods — 2.1%
Hanesbrands, Inc.	875,589	13,195,126

Energy — 8.6%
Oil, Gas & Consumable Fuels — 8.6%
EOG Resources, Inc.	327,160	23,195,644
Suncor Energy, Inc.	970,557	30,475,490
		53,671,134
Financials — 15.2%
Capital Markets — 7.4%
Affiliated Managers Group, Inc.	129,716	11,073,855
Ameriprise Financial, Inc.	214,497	35,149,623
		46,223,478
Insurance — 7.8%
Assurant, Inc.	150,973	20,059,783
Lincoln National Corporation	489,199	28,887,201
		48,946,984
Health Care — 11.1%
Health Care Providers & Services — 11.1%
Centene Corporation (a)	573,575	34,684,080
HCA Healthcare, Inc.	251,243	34,837,354
		69,521,434
Industrials — 21.5%
Air Freight & Logistics — 3.9%
XPO Logistics, Inc. (a)	296,073	24,482,276

Construction & Engineering — 4.7%
AECOM (a)	333,148	14,435,303
Quanta Services, Inc.	353,422	14,716,492
		29,151,795

6

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 100.4% (Continued)	Shares	Value
Industrials — 21.5% (Continued)
Road & Rail — 1.7%
Avis Budget Group, Inc. (a)	218,563	$6,502,249
Hertz Global Holdings, Inc. (a)	260,136	4,032,108
		10,534,357
Trading Companies & Distributors — 11.2%
AerCap Holdings N.V. (a)	433,176	26,774,609
Air Lease Corporation	291,237	13,522,134
United Rentals, Inc. (a)	193,780	29,658,029
		69,954,772
Information Technology — 24.2%
Communications Equipment — 1.0%
CommScope Holding Company, Inc. (a)	434,859	5,914,082

Electronic Equipment, Instruments & Components — 7.3%
Arrow Electronics, Inc. (a)	204,058	16,251,179
Flex Ltd. (a)	1,271,400	15,091,518
SYNNEX Corporation	42,715	5,245,829
Tech Data Corporation (a)	60,499	8,765,700
		45,354,226
IT Services — 2.1%
Alliance Data Systems Corporation	124,922	13,355,411

Semiconductors & Semiconductor Equipment — 10.1%
Broadcom, Inc.	100,448	31,762,662
Microchip Technology, Inc.	329,490	31,149,985
		62,912,647
Technology Hardware, Storage & Peripherals — 3.7%
Western Digital Corporation	464,352	23,370,836

Materials — 10.0%
Chemicals — 5.5%
Celanese Corporation	274,375	34,453,269

Containers & Packaging — 4.5%
Crown Holdings, Inc. (a)	315,676	23,959,808
Owens-Illinois, Inc.	381,818	3,772,362
		27,732,170

Total Common Stocks (Cost $510,157,553)		$627,044,317

7

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 0.6%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.52% (b) (Cost $3,671,203)	3,671,203	$3,671,203

Investments at Value — 101.0% (Cost $513,828,756)		$630,715,520

Liabilities in Excess of Other Assets — (1.0%)		(6,347,005)

Net Assets — 100.0%		$624,368,515

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of November 30, 2019.
See accompanying notes to financial statements.

8

LYRICAL U.S. VALUE EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES November 30, 2019
ASSETS
Investments in securities:
At cost	$513,828,756
At value (Note 2)	$630,715,520
Receivable for capital shares sold	987,806
Dividends receivable	849,014
Other assets	15,253
Total assets	632,567,593

LIABILITIES
Distributions payable	2,754,594
Payable for capital shares redeemed	4,704,250
Payable to Adviser (Note 4)	652,811
Payable to administrator (Note 4)	61,397
Accrued distribution fees (Note 4)	1,303
Other accrued expenses and liabilities	24,723
Total liabilities	8,199,078

NET ASSETS	$624,368,515

NET ASSETS CONSIST OF:
Paid-in capital	$540,970,647
Accumulated earnings	83,397,868
NET ASSETS	$624,368,515

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$617,686,469
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	38,823,990
Net asset value, offering price and redemption price per share (Note 2)	$15.91
INVESTOR CLASS
Net assets applicable to Investor Class	$6,682,046
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	423,326
Net asset value, offering price and redemption price per share (Note 2)	$15.78

See accompanying notes to financial statements.

9

LYRICAL U.S. VALUE EQUITY FUND STATEMENT OF OPERATIONS Year Ended November 30, 2019
INVESTMENT INCOME
Dividend income	$13,669,326
Foreign witholding taxes on dividends	(171,631)
Total investment income	13,497,695

EXPENSES
Investment advisory fees (Note 4)	9,545,127
Administration fees (Note 4)	568,358
Fund accounting fees (Note 4)	99,070
Transfer agent fees (Note 4)	87,631
Compliance fees and expenses (Note 4)	78,708
Registration and filing fees	67,561
Custody and bank service fees	63,209
Postage and supplies	51,041
Borrowing costs (Note 5)	41,747
Legal fees	30,367
Networking fees	28,463
Distribution fees - Investor Class (Note 4)	21,592
Trustees’ fees and expenses (Note 4)	16,998
Audit and tax services fees	15,900
Insurance expense	10,257
Printing of shareholder reports	10,234
Other expenses	94,025
Total expenses	10,830,288
Expense reimbursements by Adviser (Note 4)	(27,433)
Net expenses	10,802,855

NET INVESTMENT INCOME	2,694,840

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains from investment transactions	31,981,612
Net realized losses from foreign currency transactions (Note 2)	(1,948)
Net change in unrealized appreciation (depreciation) on investments	(15,932,868)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	16,046,796

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,741,636

See accompanying notes to financial statements.

10

LYRICAL U.S. VALUE EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2019	Year Ended November 30, 2018
FROM OPERATIONS
Net investment income	$2,694,840	$1,882,890
Net realized gains from investment transactions	31,981,612	50,802,676
Net realized losses from foreign currency transactions	(1,948)	(4,989)
Net change in unrealized appreciation (depreciation) on investments	(15,932,868)	(163,561,509)
Net increase (decrease) in net assets resulting from operations	18,741,636	(110,880,932)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(18,081,629)	(77,051,597)
Investor Class	(167,631)	(1,717,444)
Decrease in net assets from distributions to shareholders	(18,249,260)	(78,769,041)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	279,936,248	456,135,603
Net asset value of shares issued in reinvestment of distributions to shareholders	14,799,306	61,458,585
Payments for shares redeemed	(585,459,118)	(542,065,326)
Net decrease in Institutional Class net assets from captial share transactions	(290,723,564)	(24,471,138)

Investor Class
Proceeds from shares sold	1,562,229	4,889,814
Net asset value of shares issued in reinvestment of distributions to shareholders	145,648	1,617,814
Payments for shares redeemed	(14,285,234)	(18,570,922)
Net decrease in Investor Class net assets from captial share transactions	(12,577,357)	(12,063,294)

TOTAL DECREASE IN NET ASSETS	(302,808,545)	(226,184,405)

NET ASSETS
Beginning of year	927,177,060	1,153,361,465
End of year	$624,368,515	$927,177,060

See accompanying notes to financial statements.

11

LYRICAL U.S. VALUE EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended November 30, 2019	Year Ended November 30, 2018
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	18,953,610	25,680,359
Shares issued in reinvestment of distributions to shareholders	952,538	3,949,556
Shares redeemed	(39,422,684)	(31,270,758)
Net decrease in shares outstanding	(19,516,536)	(1,640,843)
Shares outstanding at beginning of year	58,340,526	59,981,369
Shares outstanding at end of year	38,823,990	58,340,526

Investor Class
Shares sold	102,409	268,775
Shares issued in reinvestment of distributions to shareholders	9,230	104,804
Shares redeemed	(972,625)	(1,073,442)
Net decrease in shares outstanding	(860,986)	(699,863)
Shares outstanding at beginning of year	1,284,312	1,984,175
Shares outstanding at end of year	423,326	1,284,312

See accompanying notes to financial statements.

12

LYRICAL U.S. VALUE EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Nov. 30, 2019	Year Ended Nov. 30, 2018	Year Ended Nov. 30, 2017	Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015
Net asset value at beginning of year	$15.55	$18.62	$16.60	$15.63	$16.29

Income (loss) from investment operations:
Net investment income	0.05 (a)	0.03 (a)	0.01 (a)	0.24	0.04
Net realized and unrealized gains (losses) on investments and foreign currencies	0.76	(1.70)	3.54	1.40	(0.35)
Total from investment operations	0.81	(1.67)	3.55	1.64	(0.31)

Less distributions:
Dividends from net investment income	(0.05)	(0.01)	(0.24)	(0.04)	(0.00	)(b)
Distributions from net realized gains	(0.40)	(1.39)	(1.29)	(0.63)	(0.35)
Total distributions	(0.45)	(1.40)	(1.53)	(0.67)	(0.35)

Net asset value at end of year	$15.91	$15.55	$18.62	$16.60	$15.63

Total return (c)	5.30%	(9.02%)	21.70%	10.73%	(1.91%)

Net assets at end of year (000’s)	$617,686	$907,366	$1,116,584	$993,904	$590,582

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.41%	1.37%	1.37%	1.38%	1.42%

Ratio of net investment income to average net assets	0.36%	0.17%	0.03%	1.62%	0.24%

Portfolio turnover rate	33%	39%	22%	36%	21%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

See accompanying notes to financial statements.

13

LYRICAL U.S. VALUE EQUITY FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Nov. 30, 2019		Year Ended Nov. 30, 2018		Year Ended Nov. 30, 2017		Year Ended Nov. 30, 2016		Year Ended Nov. 30, 2015
Net asset value at beginning of year	$15.43		$18.54		$16.52		$15.57		$16.27

Income (loss) from investment operations:
Net investment income (loss)	0.02	(a)	(0.03	)(a)	(0.05	)(a)	0.30		0.01
Net realized and unrealized gains (losses) on investments and foreign currencies	0.73		(1.69)		3.53		1.28		(0.36)
Total from investment operations	0.75		(1.72)		3.48		1.58		(0.35)

Less distributions:
Dividends from net investment income	—		—		(0.17)		(0.00	)(b)	—
Distributions from net realized gains	(0.40)		(1.39)		(1.29)		(0.63)		(0.35)
Total distributions	(0.40)		(1.39)		(1.46)		(0.63)		(0.35)

Net asset value at end of year	$15.78		$15.43		$18.54		$16.52		$15.57

Total return (c)	4.89%		(9.30%)		21.32%		10.36%		(2.19%)

Net assets at end of year (000’s)	$6,682		$19,811		$36,777		$58,213		$61,375

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.03%		1.72%		1.70%		1.70%		1.72%

Ratio of net expenses to average net assets	1.70	%(d)	1.70	%(d)	1.70%		1.70%		1.70	%(d)

Ratio of net investment income (loss) to average net assets	0.10	%(d)	(0.18	%)(d)	(0.32%)		1.39%		0.03	%(d)

Portfolio turnover rate	33%		39%		22%		36%		21%

(a)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reimbursed expenses for the years ended November 30, 2019, 2018 and 2015 (Note 4).

(d)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

14

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2019

1. Organization

Lyrical U.S. Value Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek to achieve long-term capital growth.

The Fund offers two classes of shares: Institutional Class shares (sold without any sales loads and distribution and/or shareholder service fees and requiring a $100,000 initial investment) and Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and requiring a $2,500 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

15

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2019:

Lyrical U.S. Value Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$627,044,317	$—	$—	$627,044,317
Money Market Funds	3,671,203			3,671,203
Total	$630,715,520	$—	$—	$630,715,520

Refer to the Fund’s Schedule of Investments for a listing of securities by sector and industry type. The Fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended November 30, 2019.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

16

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign currency translation – Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses, if any, arise from changes in the value of assets and liabilities, other than investments in securities, that result from changes in exchange rates.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of the Fund based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of the Fund based upon its proportionate share of total net assets of the Fund.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

17

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – The Fund distributes to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid to shareholders by the Fund during the years ended November 30, 2019 and 2018 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional Class	11/30/2019	$2,632,588	$15,449,041	$18,081,629
	11/30/2018	$372,769	$76,678,828	$77,051,597
Investor Class	11/30/2019	$—	$167,631	$167,631
	11/30/2018	$4,379	$1,713,065	$1,717,444

The Fund made the following ordinary income distribution to the Institutional Class of shares subsequent to November 30, 2019 to shareholders of record on December 27, 2019:

	Record Date	Ex-Date	Per Share
Institutional Class	12/27/2019	12/30/2019	$0.0498

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

18

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of November 30, 2019:

Tax cost of portfolio investments	$554,484,726
Gross unrealized appreciation	$158,046,942
Gross unrealized depreciation	(81,816,148)
Net unrealized appreciation	76,230,794
Undistributed ordinary income	1,931,604
Undistributed long-term capital gains	5,235,470
Accumulated earnings	$83,397,868

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

For the year ended November 30, 2019, the following reclassification was made as a result of permanent differences between the financial statement and income tax reporting requirements:

Paid-in capital	$1,000,000
Distributable earnings	$(1,000,000)

This reclassification has no effect on the Fund’s total net assets or its net asset value per share and is due to the utilization of earnings and profits on shareholder redemptions.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2019, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $246,272,165 and $571,853,962, respectively.

19

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Lyrical Asset Management L.P. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.25% of average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until April 1, 2020, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of the Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

Institutional Class	Investor Class
1.45%	1.70%

Accordingly, during the year ended November 30, 2019, the Adviser reimbursed other operating expenses of $27,433 for Investor Class shares.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of November 30, 2019, the Adviser may seek repayment of expense reimbursements of $33,655 no later than the dates below:

November 30, 2021	$6,222
November 30, 2022	27,433
$33,655

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

20

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and partially by the Investor Class shares of the Fund for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus and/or the Distributor.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits Investor Class shares of the Fund to directly incur or reimburse the Fund’s principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Investor Class shares. The Fund has not adopted a plan of distribution with respect to the Institutional Class shares. During the year ended November 30, 2019, the Investor Class shares incurred $21,592 of distribution fees under the Plan.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2019, the following shareholders owned of record 25% or more of the outstanding shares of the Fund:

NAME OF RECORD OWNERS	% Ownership
Lyrical U.S. Value Equity Fund - Institutional Class
Morgan Stanley Smith Barney LLC (for the benefit of its customers)	33%
Lyrical U.S. Value Equity Fund - Investor Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	29%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

21

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

5. Borrowing Costs

From time to time, the Fund may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Fund will incur borrowing costs charged by the custodian. Accordingly, during the year ended November 30, 2019, the Fund incurred $41,747 of borrowing costs charged by the custodian.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income distributions made on December 30, 2019, as discussed in Note 2.

22

LYRICAL U.S. VALUE EQUITY FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Lyrical U.S. Value Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Lyrical U.S. Value Equity Fund, a series of shares of beneficial interest in Ultimus Managers Trust (the “Fund”), including the schedule of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

23

LYRICAL U.S. VALUE EQUITY FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania
January 23, 2020

24

LYRICAL U.S. VALUE EQUITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2019) and held until the end of the period (November 30, 2019).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

25

LYRICAL U.S. VALUE EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
Lyrical U.S. Value Equity Fund
Institutional Class
Based on Actual Fund Return	$ 1,000.00	$ 1,176.20	1.43%	$ 7.80
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,017.90	1.43%	$ 7.23
Investor Class
Based on Actual Fund Return	$ 1,000.00	$ 1,174.40	1.70%	$ 9.27
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,016.55	1.70%	$ 8.59

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

26

LYRICAL U.S. VALUE EQUITY FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT or its predecessor form, Form N-Q. These filings are available upon request by calling 1-888-884-8099. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the fiscal year ended November 30, 2019, 100% of ordinary income dividends qualifies for the corporate dividends received deduction.

Long-Term Capital Gains – For the year ended November 30, 2019, the Fund designates $15,616,672 as long-term capital gains distributions.

27

LYRICAL U.S. VALUE EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Trust:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	16	Interested Trustee of Capitol Series Trust (17 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	16	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	16	None

28

LYRICAL U.S. VALUE EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees: (continued)
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	16	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014)
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	16	None
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	16	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

29

LYRICAL U.S. VALUE EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer of United States Navy (1989 to 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)

Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)

Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)

30

LYRICAL U.S. VALUE EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers: (continued)
Martin R. Dean Year of Birth: 1963	Since 2019	Interim Chief Compliance Officer (October 2019 to present) Assistant Chief Compliance Officer (January 2016 to 2017)	Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013-2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-884-8099.

31

LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Agreement with the Adviser Asset Management, LP (the “Adviser”) for a renewed one-year term (the “Agreement”). The Board approved the Agreement at an in-person meeting held on October 21-22, 2019, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In deciding whether to approve the Agreement and the Board recalled its review of the materials related to the Fund and the Adviser delivered at or prior to the meeting and its numerous discussions with Trust management and the Adviser about the Fund. The Board further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception; its compliance procedures and practices; its efforts to promote the Fund and assist in its distribution; and its compliance program. After reviewing the foregoing information and further information in the Adviser Memorandum (e.g., description of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser to the Fund were satisfactory and adequate.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group, and Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that the Fund had underperformed relative to the average and median of its custom peer group for the one-year and three-year periods, outperformed the average and underperformed the median for the five-year period, and outperformed the average and median for the since inception period. The Board also noted that the Fund had underperformed relative to the average and median of its Morningstar category (Large Cap Value Funds, True No-Load) for the one-, three-, and five-year periods, but outperformed for the since inception period. The Board indicated that the Adviser had satisfactorily explained its performance results for the Fund. Following additional discussion of the investment performance of the Fund; the Adviser’s experience in managing mutual funds, private funds, and separate accounts; the Adviser’s historical investment performance; and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund. In this regard, the Board considered the Adviser’s staffing; methods of operating; the education and experience of its personnel; its compliance program, policies and procedures; its financial condition and the level of commitment to

32

LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

the Fund and, generally, the Adviser’s advisory business; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients. The Board considered its discussion with the Adviser regarding the Fund’s expense limitation agreement and considered the Adviser’s past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s willingness to continue the Fund’s expense limitation agreement for the Fund until at least April 1, 2021.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name. The Board compared the Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its custom peer group and Morningstar categories and fees charged to the Adviser’s other client accounts. In considering the comparison in fees and expense ratios between the Fund and other comparable funds, the Board looked at the differences in types of funds being compared, the style of investment management, the size of the Fund, and the nature of the investment strategies. The Board also considered the Adviser’s commitment to limit the Fund’s expenses under the Fund’s expense limitation agreement. The Board noted that the 1.25% advisory fee for the Fund was above the average and median for the Fund’s custom peer group, and above the average and median for the other funds in the Fund’s Morningstar category (Large Cap Value Funds, True No-Load), but less that the highest advisory fee in each category. The Board further noted that the overall expense ratio for the Fund of 1.37% was higher than the average and median expense ratio for the other funds in each the Fund’s custom peer group and Morningstar category (Large Cap Value Funds, True No-Loan), but less that the highest expense ratio in each category. The Board also compared the fees paid by the Fund to the fees paid by other clients of the Adviser and considered the similarities and differences of services received by such other clients as compared to the services received by the Fund. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by the Fund. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of the Fund. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Adviser by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the Fund’s expense limitation agreement. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced in the past, and may again experience in the future, benefits from the Fund’s expense limitation agreement. Following further

33

LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

discussion of the Fund’s asset level, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser were fair and reasonable in relation to the nature and quality of services being provided by the Adviser.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies and procedures and performance in seeking best execution for its clients, including the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund; the Adviser’s process for allocating trades among the Fund and its other clients; and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found for the Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After further discussion of the factors noted above, as well as other factors, and in reliance on the information provided by the Adviser and Trust Management and taking into account the totality of all the factors discussed and information presented, the Board indicated its desire to approve the Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the Fund and its shareholders.

34

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RYAN LABS CORE BOND FUND

(RLCBX)

RYAN LABS LONG CREDIT FUND

(RLLCX)

Annual Report

November 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-866-561-3087 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-866-561-3087. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

RYAN LABS FUNDS LETTER TO SHAREHOLDERS (Unaudited)	November 30, 2019

Dear Shareholders,

Following is the Annual Report to shareholders of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund (collectively, the “Funds”) for the twelve months ended November 30, 2019. On behalf of the investment manager, Ryan Labs Asset Management, Inc., we would like to thank you for your continued investment.

MARKET RECAP

Year-to-date 2019 saw a strong rally in credit with BBB rated bonds outperforming the US Corporate index and other high-quality credits. In the third quarter treasury yields fell substantially along with a 2yr-10yr yield curve inversion. The 4th quarter saw a quick reversal as yields traded higher with the 10yr treasury trading in the 1.46% to 1.94% range. Despite low unemployment and strong US economic data, the Federal Reserve cut interest rates for the third time in October 2019 as “an insurance against ongoing risks”1. The current overnight federal funds benchmark rate is between 1.5% to 1.75%. September was a busy month in corporate bonds market as UG IG issuance was ~$166bn across 145 issuers (third highest month on record based on supply), though supply is down 3% y-o-y. The Bloomberg Barclays US Aggregate Corporate Avg OAS was 120bps at the end of August and tightened 15bps to end November at 105bps to post year to date tights. The year-to-date excess return for the Bloomberg Barclays U.S. Credit index was +498 bps with longer duration credit outperforming duration neutral treasuries by +856 bps. Longer duration bonds have continued to outperform high quality names through 2019. Year-to-date total return for the Bloomberg Barclays US Aggregate Index was 8.79% and 23.24% for the Bloomberg Barclays Long Credit Index.

For the year ending Nov 30, 2019, securitized markets posted an excess return over the treasuries. Spreads across all the subsectors CMBS/ABS/MBS remained relatively unchanged from the levels as of September 30, 2019. Within CMBS, despite the huge issuance, low delinquency rates and strong fundamentals attributed to the positive performance of the sector. ABS sector kept up well despite the front-end rate rally in November and outperformed the treasuries for the year. The sector is well bid with investors seeking all in-yields in low duration ABS assets. New issuance has also priced tighter than the guidance in most of the deals resulting in the tightening of spreads in this sector. Within MBS space, prepayments and the refinance activity has gone up significantly as a result of low rates. The MBS OAS spreads are at their year-to-date wider due to high prepayments and negative convexity. Pools with stories such as low loan balance and call protection have contributed to the strong performance within the sector.

[1]	https://www.federalreserve.gov/mediacenter/files/FOMCpresconf20191030.pdf

RYAN LABS CORE BOND FUND (RLCBX)

INVESTMENT PHILOSOPHY

The investment objective of Ryan Labs Core Bond Fund (the “Core Bond Fund”) is to seek total return (consisting of current income and capital appreciation) versus the Bloomberg Barclays U.S. Aggregate Bond Index (the “Core Bond Benchmark”). The Core Bond Fund seeks this investment objective while providing protection against interest rate risk. We attempt to accomplish this investment objective by investing at least 80% of Core Bond Fund assets in U.S. dollar-denominated, investment-grade debt securities. The portfolio’s sensitivity to interest rate changes is intended to track the market for domestic, investment-grade fixed-income securities. The modified duration of the Core Bond Fund’s investment portfolio at the end of each calendar month will typically be within half a year of the Core Bond Benchmark. The primary strategies utilized for value-add are sector rotation, issue selection, and yield curve positioning.

PERFORMANCE SUMMARY

For the twelve months ended November 30, 2019, the Fund returned 11.32% compared to the Benchmark return of 10.79%, outperforming the Benchmark by 0.53%. For the quarter ending November 30, 2019, the Fund returned -0.24% compared to the benchmark return of -0.28%, outperforming by 0.04%. Over the year the CMBS portfolio overweight was largely unchanged but was a driver of excess return, as profits were taken selling higher beta bonds that tightened and reinvesting in higher quality Agency risk sharing multifamily CMBS that lagged the broader credit rally. The portfolio was market weight corporate credit with a slight overweight in Financial names. The top outperformers included Kroger, CVS, Dell Technologies, Towd Point Mortgage Trust and Harley Marine Financing LLC. Some of the names that contributed to underperformance were Tech Data, Enable Midstream Partners, Aviation Capital Group and a couple securitized names.

RYAN LABS LONG CREDIT FUND

INVESTMENT PHILOSOPHY

The investment objective of Ryan Labs Long Credit Fund (the “Long Credit Fund”) is to seek total return (consisting of current income and capital appreciation). The benchmark for this strategy is the Bloomberg Barclays U.S. Long Credit Index (the “Long Credit Benchmark”). We attempt to accomplish this investment objective by investing at least 80% of Long Credit Fund’s net assets in U.S. dollar-denominated investment-grade debt securities. The portfolio’s sensitivity to interest rate changes is intended to track the market for domestic, investment-grade fixed-income securities. The modified duration of the Long Credit Fund’s investment portfolio at the end of each calendar month will typically be within half a year of the Long Credit Benchmark. The primary strategies utilized for value-add are sector rotation, issue selection, and yield curve positioning.

PERFORMANCE SUMMARY

For the twelve months ended November 2019, the Long Credit Fund’s total return 26.49% compared to the Benchmark return of 26.26%, therefore outperforming the benchmark by 0.23%. For the quarter ending November 30, 2019, the Fund returned -0.60% compared to the benchmark return of -0.40%, underperforming by 0.20%. The portfolio was underweight industrials, market weight financials sector and was overweight the utility sector. Top performers included Baker Hughes, General Electric, CVS, Enel SpA and Telefonica. Underperformers were Unum Group, Market, Manulife Financial Corp, FedEx and Codelco.

OUTLOOK

Investment grade credit, especially BBB rated bonds, had a good 2019. So, the question now is whether this could continue in 2020. Some of the factors to watch out for that would be supportive of spreads in 2020 are around a strong consumer, de-escalating US-China tariff tensions, slow but positive corporate earnings growth, low rate environment and lower net corporate bond issuance. Though leverage metrics are still high, companies are doing their part by selling non-core assets, liability management and using free cash flow to de-lever to stay in their rating bands. Taking into consideration the above factors, our focus for the first half of 2020 would be on security selection by focusing on higher quality and improving balance sheets, identifying dislocations in the market/sectors and technical considerations like relative value.

Richard Familetti
President, Ryan Labs Asset Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-561-3087.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus, please visit our website at www.ryanlabsfunds.com or call 1-866-561-3087 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ Adviser with respect to those securities may change at any time. For a complete list of securities held by the Funds as of November 30, 2019, please see the Schedules of Investments sections of the Annual Report.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

RYAN LABS CORE BOND FUND
PERFORMANCE INFORMATION
November 30, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Ryan Labs Core Bond Fund versus the
Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns For the Periods Ended November 30, 2019
	1 Year	3 Years	Since Inception(b)
Ryan Labs Core Bond Fund(a)	11.32%	4.53%	3.46%
Bloomberg Barclays U.S. Aggregate Bond Index	10.79%	4.10%	3.15%

(a)	The Fund’s total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of shares.
(b)	The Fund commenced operations on December 29, 2014.

RYAN LABS LONG CREDIT FUND
PERFORMANCE INFORMATION
November 30, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Ryan Labs Long Credit Fund versus the
Bloomberg Barclays U.S. Long Credit Index

Average Annual Total Returns For the Periods Ended November 30, 2019
	1 Year	3 Years	Since Inception(b)
Ryan Labs Long Credit Fund(a)	26.49%	8.91%	8.55%
Bloomberg Barclays U.S. Long Credit Index	26.26%	9.40%	9.03%

(a)	The Fund’s total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of shares.
(b)	The Fund commenced operations on November 13, 2015.

RYAN LABS CORE BOND FUND
PORTFOLIO INFORMATION
November 30, 2019 (Unaudited)

Asset Allocation (% of Net Assets)

Security Allocation	% of Net Assets
Mortgage-Backed Securities	35.2%
Corporate Bonds	26.8%
U.S. Treasury Obligations	21.1%
Asset-Backed Securities	14.1%
International Bonds	0.1%
Cash Equivalents and Liabilities in Excess of Other Assets	2.7%
Total	100.0%

Top 10 Bond Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 1.500%, due 09/30/2024	3.5%
Federal National Mortgage Association, Pool #MA3305, 3.500%, due 03/01/2048	1.9%
U.S. Treasury Bonds, 3.125%, due 05/15/2048	1.7%
Federal Home Loan Mortgage Corporation, Pool #G08737, 3.000%, due 12/01/2046	1.7%
Federal Home Loan Mortgage Corporation, Pool #G08707, 4.000%, due 05/01/2046	1.5%
U.S. Treasury Notes, 1.625%, due 09/30/2026	1.5%
U.S. Treasury Bonds, 2.750%, due 11/15/2047	1.4%
U.S. Treasury Bonds, 3.000%, due 05/15/2042	1.4%
U.S. Treasury Bonds, 3.000%, due 08/15/2048	1.3%
U.S. Treasury Bonds, 4.250%, due 05/15/2039	1.2%

RYAN LABS LONG CREDIT FUND
PORTFOLIO INFORMATION
November 30, 2019 (Unaudited)

Asset Allocation (% of Net Assets)

Security Allocation	% of Net Assets
Corporate Bonds	85.5%
U.S. Treasury Obligations	7.1%
Municipal Bonds	3.3%
International Bonds	1.5%
Cash Equivalents and Other Assets in Excess of Liabilities	2.6%
Total	100.0%

Top 10 Bond Holdings

Security Description	% of Net Assets
U.S. Treasury Bonds, 2.250%, due 08/15/2049	2.4%
AT&T, Inc., 4.650%, due 06/01/2044	2.0%
U.S. Treasury Notes, 1.625%, due 08/15/2029	1.8%
CVS Health Corporation, 5.050%, due 03/25/2048	1.8%
U.S. Treasury Bonds, 2.875%, due 05/15/2049	1.6%
Consolidated Edison Company, 4.200%, due 03/15/2042	1.4%
Apple, Inc., 4.375%, due 05/13/2045	1.4%
United Mexican States, 4.750%, due 03/08/2044	1.3%
U.S. Treasury Notes, 1.750%, due 11/15/2029	1.3%
Mastercard, Inc., 3.650%, due 06/01/2049	1.3%

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS November 30, 2019
U.S. TREASURY OBLIGATIONS — 21.1%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes — 10.8%
U.S. Treasury Notes	1.375%	08/31/20	$185,000	$184,581
U.S. Treasury Notes	2.875%	10/31/20	190,000	192,004
U.S. Treasury Notes	2.500%	01/15/22	210,000	213,806
U.S. Treasury Notes	2.000%	05/31/24	175,000	177,844
U.S. Treasury Notes	1.750%	06/30/24	1,000,000	1,005,273
U.S. Treasury Notes	1.250%	08/31/24	35,000	34,404
U.S. Treasury Notes	1.500%	09/30/24	3,215,000	3,195,157
U.S. Treasury Notes	2.250%	03/31/26	970,000	1,001,260
U.S. Treasury Notes	2.375%	04/30/26	240,000	249,572
U.S. Treasury Notes	1.625%	09/30/26	1,345,000	1,336,121
U.S. Treasury Notes	1.625%	10/31/26	530,000	526,336
U.S. Treasury Notes	2.250%	11/15/27	380,000	394,280
U.S. Treasury Notes	3.125%	11/15/28	390,000	433,647
U.S. Treasury Notes	2.625%	02/15/29	245,000	262,619
U.S. Treasury Notes	1.625%	08/15/29	195,000	192,105
U.S. Treasury Notes	1.750%	11/15/29	330,000	329,136
				9,728,145
U.S. Treasury Bonds — 10.3%
U.S. Treasury Bonds	5.375%	02/15/31	485,000	660,453
U.S. Treasury Bonds	5.000%	05/15/37	165,000	238,953
U.S. Treasury Bonds	4.375%	02/15/38	55,000	74,839
U.S. Treasury Bonds	4.250%	05/15/39	810,000	1,092,867
U.S. Treasury Bonds	3.000%	05/15/42	1,085,000	1,243,681
U.S. Treasury Bonds	2.875%	11/15/46	80,000	90,922
U.S. Treasury Bonds	3.000%	02/15/47	60,000	69,855
U.S. Treasury Bonds	2.750%	08/15/47	265,000	294,730
U.S. Treasury Bonds	2.750%	11/15/47	1,150,000	1,279,824
U.S. Treasury Bonds	3.000%	02/15/48	245,000	285,760
U.S. Treasury Bonds	3.125%	05/15/48	1,280,000	1,529,000
U.S. Treasury Bonds	3.000%	08/15/48	980,000	1,145,069
U.S. Treasury Bonds	3.375%	11/15/48	265,000	331,571
U.S. Treasury Bonds	3.000%	02/15/49	674,000	789,080
U.S. Treasury Bonds	2.875%	05/15/49	25,000	28,619
U.S. Treasury Bonds	2.250%	08/15/49	120,000	121,144
				9,276,367
Total U.S. Treasury Obligations (Cost $17,707,522)				$19,004,512

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 35.2%	Coupon	Maturity	Par Value	Value
Commercial — 16.0%
Banc of America Merrill Lynch Mortgage Trust, Series 2014-FRR5, Class A-K37, 144A (a)	2.573%	01/27/47	$400,000	$378,868
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 144A (a)	4.945%	05/10/47	720,000	709,924
Credit Suisse Mortgage Trust, Series 2013-IVR3, Class A1, 144A	2.500%	05/25/43	339,281	334,520
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 144A	2.000%	06/25/69	446,955	464,830
FREMF Mortgage Trust, Series 2015-K42, Class C, 144A (a)	3.851%	12/25/24	235,000	241,763
FREMF Mortgage Trust, Series 2013-K31, Class C, 144A (a)	3.630%	07/25/46	323,000	331,893
FREMF Mortgage Trust, Series 2013-K35, Class C, 144A (a)	3.939%	12/25/46	389,000	407,527
FREMF Mortgage Trust, Series 2015-K44, Class B, 144A (a)	3.681%	01/25/48	190,000	196,590
FREMF Mortgage Trust, Series 2015-K44, Class C, 144A (a)	3.681%	01/25/48	620,000	635,866
FREMF Mortgage Trust, Series 2015-K45, Class C, 144A (a)	3.590%	04/25/48	315,000	320,752
FREMF Mortgage Trust, Series 2015-K46, Class C, 144A (a)	3.695%	04/25/48	250,000	254,467
GoldenTree Loan Management US CLO1 Ltd., Series 2019-4A, Class C, 144A (3MO LIBOR + 270) (a)	4.983%	04/24/31	360,000	360,238
Goldman Sachs Mortgage Securities Trust, Series 2011-GC3, Class E, 144A	5.000%	03/10/44	725,000	737,405
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class D, 144A (a)	3.698%	10/15/48	350,000	325,837
JPMCC Commercial Mortgage Securities Trust, Series 2016-NINE, Class A, 144A (a)	2.854%	10/06/38	70,000	71,770
JPMorgan Mortgage Trust, Series 2017-3, Class 1A3, 144A	3.500%	08/25/47	401,505	408,401
JPMorgan Mortgage Trust, Series 2018-3, Class A5, 144A	3.500%	04/25/48	151,747	153,883
JPMorgan Mortgage Trust, Series 2018-1, Class A3, 144A	3.500%	06/25/48	157,585	160,197
JPMorgan Mortgage Trust, Series 2018-1, Class A5, 144A	3.500%	06/25/48	167,057	169,518

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 35.2% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 16.0% (Continued)
JPMorgan Mortgage Trust, Series 2018-4, Class A15, 144A	3.500%	10/25/48	$267,791	$270,166
Kabbage Funding, LLC, Series 2019-1, Class B, 144A (a)	4.071%	03/15/24	480,000	484,631
Madison Park Funding Ltd., Series 2019-37A, Class C, 144A (3MO LIBOR + 240) (a)	4.703%	07/15/32	620,000	617,621
Neuberger Berman CLO Ltd., Series 2019-32A, Class C, 144A (3MO LIBOR + 265) (a)	4.616%	01/19/32	460,000	454,521
Niagara Park CLO Ltd., Series 2019-1A, Class C, 144A (3MO LIBOR + 240) (a)	4.402%	07/17/32	420,000	415,022
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1, 144A	3.872%	01/05/43	689,000	716,612
Sutherland Commercial Mortgage Trust, Series 2018-SBC7, Class A, 144A	4.720%	05/25/39	334,329	336,835
Towd Point Mortgage Trust, Series 2015-1, Class A5, 144A (a)	3.952%	10/25/53	835,000	867,429
Towd Point Mortgage Trust, Series 2016-5, Class M2, 144A	3.375%	10/25/56	620,000	626,465
Towd Point Mortgage Trust, Series 2017-1, Class M2, 144A	3.750%	10/25/56	740,000	757,624
Towd Point Mortgage Trust, Series 2015-2, Class 1M2, 144A (a)	3.801%	11/25/60	445,000	467,473
Tralee CDO Ltd., Series 2013-1A, Class AR, 144A (3MO LIBOR + 132) (a)	3.286%	07/20/29	640,000	636,597
UBS Commercial Mortgage Trust, Series 2018-NYCHC, Class D, 144A (1MO LIBOR + 210) (a)	3.870%	02/15/32	450,000	450,413
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class E, 144A (a)	6.050%	01/10/45	255,000	257,701
Wind River CLO Ltd., Series 2014-1A, Class 1A, 144A (3MO LIBOR +105) (a)	3.053%	07/18/31	430,000	425,476
				14,448,835
Federal Home Loan Mortgage Corporation — 7.6%
Federal Home Loan Mortgage Corporation, Pool #J19087	3.000%	05/01/27	187,561	193,013
Federal Home Loan Mortgage Corporation, Pool #G18481	3.000%	09/01/28	135,534	139,479

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 35.2% (Continued)	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 7.6% (Continued)
Federal Home Loan Mortgage Corporation, Pool #G18622	2.500%	12/01/31	$270,326	$273,571
Federal Home Loan Mortgage Corporation, Pool #A93093	4.500%	07/01/40	66,407	72,065
Federal Home Loan Mortgage Corporation, Pool #A94472	4.000%	10/01/40	116,334	124,546
Federal Home Loan Mortgage Corporation, Series 4667, Class LA	3.500%	01/15/43	656,263	676,861
Federal Home Loan Mortgage Corporation, Series 2018-HRP1, Class M-2, 144A (a)	3.470%	04/25/43	134,595	135,040
Federal Home Loan Mortgage Corporation, Pool #Q19470	3.000%	06/01/43	147,168	151,536
Federal Home Loan Mortgage Corporation, Pool #Q20576	3.000%	08/01/43	283,077	291,172
Federal Home Loan Mortgage Corporation, Pool #G08572	3.500%	02/01/44	94,428	99,043
Federal Home Loan Mortgage Corporation, Series 4791, Class L	4.000%	05/15/44	174,504	176,786
Federal Home Loan Mortgage Corporation, Pool #G08659	3.500%	08/01/45	727,319	758,291
Federal Home Loan Mortgage Corporation, Pool #G08677	4.000%	11/01/45	367,544	388,813
Federal Home Loan Mortgage Corporation, Pool #G08707	4.000%	05/01/46	1,297,870	1,369,623
Federal Home Loan Mortgage Corporation, Pool #G08737	3.000%	12/01/46	1,490,064	1,526,921
Federal Home Loan Mortgage Corporation, Pool #G08772	4.500%	06/01/47	431,311	455,727
				6,832,487
Federal National Mortgage Association — 8.1%
Federal National Mortgage Association, Pool #AJ7494	3.000%	12/01/26	127,840	131,990
Federal National Mortgage Association, Pool #AB5490	3.000%	07/01/27	44,638	45,994
Federal National Mortgage Association, Pool #AE0443	6.500%	10/01/39	12,765	14,400
Federal National Mortgage Association, Pool #AB5379	3.500%	06/01/42	969,502	1,019,970
Federal National Mortgage Association, Pool #AB6670	3.000%	10/01/42	133,752	137,974

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 35.2% (Continued)	Coupon	Maturity	Par Value	Value
Federal National Mortgage Association — 8.1% (Continued)
Federal National Mortgage Association, Pool #AB9345	3.000%	05/01/43	$256,745	$264,326
Federal National Mortgage Association, Pool #AB9350	3.000%	05/01/43	110,585	113,805
Federal National Mortgage Association, Pool #AB9558	3.000%	06/01/43	270,048	277,965
Federal National Mortgage Association, Pool #AT5860	3.500%	06/01/43	511,234	537,842
Federal National Mortgage Association, Pool #AL4010	3.500%	07/01/43	115,671	122,241
Federal National Mortgage Association, Pool #AL5625	3.500%	03/01/44	71,650	75,679
Federal National Mortgage Association, Pool #AL5538	4.000%	07/01/44	44,929	48,156
Federal National Mortgage Association, Pool #AS5165	3.000%	06/01/45	151,502	156,282
Federal National Mortgage Association, Pool #AS7838	3.000%	08/01/46	378,709	387,712
Federal National Mortgage Association, Pool #MA3088	4.000%	08/01/47	365,525	383,206
Federal National Mortgage Association, Pool #MA3143	3.000%	09/01/47	63,556	64,892
Federal National Mortgage Association, Pool #890813	3.500%	12/01/47	423,354	443,687
Federal National Mortgage Association, Pool #MA3238	3.500%	01/01/48	460,403	476,888
Federal National Mortgage Association, Pool #MA3240	4.500%	01/01/48	843,370	889,077
Federal National Mortgage Association, Pool #MA3305	3.500%	03/01/48	1,650,186	1,708,765
				7,300,851
Government National Mortgage Association — 3.5%
Government National Mortgage Association, Pool #5175	4.500%	09/20/41	57,922	62,542
Government National Mortgage Association, Pool #MA3521	3.500%	03/20/46	441,285	461,274
Government National Mortgage Association, Pool #MA3937	3.500%	09/20/46	956,226	997,135
Government National Mortgage Association, Pool #MA5076	3.000%	03/20/48	417,691	429,936
Government National Mortgage Association, Series 2018-45, Class B	2.600%	09/16/52	680,000	671,380

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 35.2% (Continued)	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 3.5% (Continued)
Government National Mortgage Association, Series 2015-41, Class C (a)	3.132%	01/16/57	$490,000	$503,916
				3,126,183
Total Mortgage-Backed Securities (Cost $30,932,834)				$31,708,356

ASSET-BACKED SECURITIES — 14.1%	Coupon	Maturity	Par Value	Value
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class D	3.180%	07/18/23	$410,000	$416,912
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D	3.820%	03/18/24	240,000	249,189
AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D	4.040%	11/18/24	470,000	492,778
Carvana Auto Receivables Trust, Series 2019-2A, Class D, 144A (a)	3.280%	01/15/25	560,000	567,081
CIM Trust, Series 2018-R3, Class A2, 144A	4.000%	09/25/57	480,000	475,793
CommonBond Student Loan Trust, Series 2018-AGS, Class B, 144A	3.580%	02/25/44	225,000	228,415
CommonBond Student Loan Trust, Series 2018-BGS, Class B, 144A	3.990%	09/25/45	570,000	587,097
Domino’s Pizza Master Issuer, LLC, Series 2017-1A, Class A2II, 144A	3.082%	07/25/47	313,600	313,842
Drive Auto Receivables Trust, Series 2018-1, Class D	3.810%	05/15/24	620,000	629,726
Drive Auto Receivables Trust, Series 2018-2, Class D	4.140%	08/15/24	290,000	296,445
Drive Auto Receivables Trust, Series 2018-4, Class D	4.090%	01/15/26	700,000	717,704
Drive Auto Receivables Trust, Series 2018-5, Class D	4.300%	04/15/26	290,000	300,309
Drive Auto Receivables Trust, Series 2019-1, Class D	4.090%	06/15/26	410,000	423,407
Drive Auto Receivables Trust, Series 2019-2, Class D	3.690%	08/17/26	410,000	419,757
Drive Auto Receivables Trust, Series 2019-3, Class D	3.180%	10/15/26	310,000	313,108

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ASSET-BACKED SECURITIES — 14.1% (Continued)	Coupon	Maturity	Par Value	Value
Drive Auto Receivables Trust, Series 2019-4, Class D	2.700%	02/16/27	$210,000	$209,677
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 144A	3.710%	03/17/25	400,000	410,415
Harley Marine Financing, LLC, Series 2018-1A, Class A2, 144A (a)	5.682%	05/15/43	626,652	546,087
Hertz Vehicle Financing, LLC, Series 2018-1A, Class B, 144A	3.600%	02/25/24	260,000	265,714
Hudson Yards, Series 2019-30HY, Class A, 144A	3.228%	06/10/37	480,000	504,937
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class D, 144A	4.400%	01/14/28	360,000	371,227
Santander Drive Auto Receivables Trust, Series 2016-3, Class E, 144A	4.290%	02/15/24	635,000	643,984
Santander Drive Auto Receivables Trust, Series 2018-1, Class D	3.320%	03/15/24	280,000	283,348
Santander Drive Auto Receivables Trust, Series 2018-4, Class D	3.980%	12/15/25	360,000	369,228
Sierra Receivables Funding Company, LLC, Series 2016-3A, Class B, 144A	2.630%	10/20/33	97,178	96,905
SoFi Consumer Loan Program Trust, Series 2017-3, Class B, 144A (a)	3.850%	05/25/26	200,000	204,292
SoFi Consumer Loan Program Trust, Series 2017-5, Class B, 144A	3.690%	09/25/26	534,000	545,888
SoFi Consumer Loan Program Trust, Series 2018-2, Class C, 144A	4.250%	04/26/27	760,000	780,512
SoFi Consumer Loan Program Trust, Series 2018-3, Class C, 144A	4.670%	08/25/27	460,000	478,600
SoFi Consumer Loan Program Trust, Series 2018-4, Class D, 144A	4.760%	11/26/27	510,000	526,852
Total Asset-Backed Securities (Cost $12,478,722)				$12,669,229

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 26.8%	Coupon	Maturity	Par Value	Value
Communication Services — 1.4%
América Móvil S.A.B. de C.V.	4.375%	04/22/49	$270,000	$311,429
Comcast Corporation	3.950%	10/15/25	100,000	109,042
Comcast Corporation	3.450%	02/01/50	130,000	133,392
Discovery Communications, LLC	5.300%	05/15/49	195,000	225,112
Sprint Spectrum Company, LP, 144A, Series 2016-1	3.360%	03/20/23	490,000	494,288
				1,273,263
Consumer Discretionary — 0.4%
Alibaba Group Holding Ltd.	3.600%	11/28/24	345,000	362,509

Consumer Staples — 1.1%
Altria Group, Inc.	5.800%	02/14/39	230,000	270,310
BAT Capital Corporation	3.215%	09/06/26	45,000	45,053
Kroger Company (The)	4.450%	02/01/47	515,000	550,543
Mars, Inc., 144A	3.875%	04/01/39	70,000	78,970
				944,876
Energy — 5.0%
Boardwalk Pipelines, L.P.	4.450%	07/15/27	500,000	512,869
Enable Midstream Partners, L.P.	4.400%	03/15/27	505,000	492,734
Energy Transfer Operating, L.P.	7.500%	10/15/20	490,000	511,494
Kinder Morgan Energy Partners, L.P.	4.300%	05/01/24	325,000	345,835
Marathon Petroleum Corporation, Series WI	4.750%	12/15/23	520,000	563,089
Midwest Connector Capital Company, LLC, 144A	3.900%	04/01/24	480,000	501,382
Motiva Enterprises, LLC, 144A	6.850%	01/15/40	215,000	260,637
MPLX, L.P.	5.500%	02/15/49	440,000	484,497
TC Pipelines, L.P.	4.375%	03/13/25	290,000	306,527
Williams Companies, Inc. (The)	3.350%	08/15/22	505,000	517,458
				4,496,522
Financials — 9.7%
Associated Bank, N.A.	3.500%	08/13/21	365,000	371,439
Aviation Capital Group, LLC, 144A	4.125%	08/01/25	470,000	488,550
Avolon Holdings Funding Ltd., 144A	4.375%	05/01/26	240,000	253,176
Banco Santander S.A.	3.848%	04/12/23	150,000	156,447
Bank of America Corporation	3.004%	12/20/23	430,000	439,165
Bank of America Corporation	3.705%	04/24/28	340,000	362,675
BGC Partners, Inc.	5.375%	07/24/23	650,000	694,420
Boral Finance Properties Ltd., 144A	3.000%	11/01/22	380,000	381,711
Brighthouse Financial, Inc.	4.700%	06/22/47	410,000	370,810
Brookfield Finance, Inc.	4.850%	03/29/29	230,000	262,645
Cantor Fitzgerald, L.P., 144A	4.875%	05/01/24	170,000	180,866

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 26.8% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 9.7% (Continued)
GE Capital International Funding Company	2.342%	11/15/20	$215,000	$214,775
General Motors Financial Company, Inc.	3.250%	01/05/23	140,000	142,277
General Motors Financial Company, Inc.	4.350%	01/17/27	360,000	373,291
Goldman Sachs Group, Inc. (The)	3.850%	01/26/27	314,000	334,362
Goldman Sachs Group, Inc. (The)	4.017%	10/31/38	415,000	449,965
Hyundai Capital America, 144A	3.000%	06/20/22	465,000	469,363
JPMorgan Chase & Company	3.797%	07/23/24	450,000	473,367
JPMorgan Chase & Company	3.625%	12/01/27	490,000	517,384
Mitsubishi UFJ Financial Group, Inc.	3.535%	07/26/21	470,000	480,920
Morgan Stanley	3.950%	04/23/27	280,000	299,773
SMBC Aviation Capital Finance Designated Activity, 144A	2.650%	07/15/21	325,000	327,023
Sumitomo Mitsui Financial Group, Inc.	2.442%	10/19/21	435,000	438,485
Sumitomo Mitsui Financial Group, Inc.	2.784%	07/12/22	290,000	294,734
				8,777,623
Health Care — 1.4%
AbbVie, Inc., 144A	2.600%	11/21/24	130,000	130,687
AbbVie, Inc.	4.400%	11/06/42	215,000	232,044
Bayer U.S. Finance II, LLC, 144A	5.500%	08/15/25	260,000	287,705
CVS Health Corporation	5.050%	03/25/48	510,000	603,396
UnitedHealth Group, Inc.	3.500%	08/15/39	45,000	47,690
				1,301,522
Industrials — 0.4%
Boeing Company (The)	3.850%	11/01/48	290,000	315,040

Information Technology — 3.4%
Arrow Electronics, Inc.	3.250%	09/08/24	310,000	314,553
Arrow Electronics, Inc.	3.875%	01/12/28	505,000	519,637
Broadcom Corporation/Broadcom Cayman Finance Ltd.	3.875%	01/15/27	280,000	285,825
Broadcom, Inc., 144A	3.625%	10/15/24	80,000	82,249
Dell, Inc., 144A	8.350%	07/15/46	370,000	496,442
Motorola Solutions, Inc.	3.750%	05/15/22	332,000	344,288
NXP BV/NXP Funding, LLC, 144A	4.875%	03/01/24	280,000	304,032
PayPal Holdings, Inc.	2.650%	10/01/26	105,000	105,271
Seagate HDD Cayman	4.875%	03/01/24	270,000	285,175
Tech Data Corporation	4.950%	02/15/27	280,000	285,589
				3,023,061

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 26.8% (Continued)	Coupon	Maturity	Par Value	Value
Materials — 0.8%
DowDuPont, Inc.	4.493%	11/15/25	$265,000	$291,567
Glencore Funding, LLC, 144A	4.875%	03/12/29	420,000	454,941
				746,508
Real Estate — 1.3%
Alexandria Real Estate Equities, Inc.	3.450%	04/30/25	450,000	472,897
Crown Castle International Corporation	3.200%	09/01/24	550,000	569,208
Simon Property Group, L.P.	3.250%	09/13/49	100,000	99,216
Spirit Realty, L.P.	3.400%	01/15/30	35,000	35,112
Ventas Realty, L.P.	3.000%	01/15/30	35,000	34,761
				1,211,194
Utilities — 1.9%
Commonwealth Edison Company	4.000%	03/01/48	80,000	91,258
Électricité de France S.A., 144A	5.000%	09/21/48	250,000	298,740
Georgia Power Company	2.200%	09/15/24	105,000	104,468
NRG Energy, Inc., 144A	4.450%	06/15/29	75,000	79,069
PacifiCorp	4.150%	02/15/50	215,000	252,120
PECO Energy Company	3.000%	09/15/49	150,000	146,599
Sempra Energy	4.050%	12/01/23	265,000	281,183
Southern California Edison Company	4.000%	04/01/47	430,000	452,314
				1,705,751
Total Corporate Bonds (Cost $23,181,449)				$24,157,869

INTERNATIONAL BONDS — 0.1%	Coupon	Maturity	Par Value	Value
NXP BV/NXP Funding, LLC/NXP USA, Inc., 144A	3.875%	06/18/26	$35,000	$36,733
United Mexican States	4.000%	10/02/23	100,000	105,554
Total International Bonds (Cost $137,056)				$142,287

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.9%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.52% (b) (Cost $2,602,616)	2,602,616	$2,602,616

Investments at Value — 100.2% (Cost $87,040,199)		$90,284,869

Liabilities in Excess of Other Assets — (0.2%)		(219,547)

Net Assets — 100.0%		$90,065,322

144A -

This security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $27,738,080 as of November 30, 2019, representing 30.8% of net assets (Note 6).

LIBOR -	London interbank offered rate.

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of November 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	The rate shown is the 7-day effective yield as of November 30, 2019.
See accompanying notes to financial statements.

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS November 30, 2019
U.S. TREASURY OBLIGATIONS — 7.1%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes — 3.1%
U.S. Treasury Notes	1.625%	08/15/29	$2,170,000	$2,137,789
U.S. Treasury Notes	1.750%	11/15/29	1,595,000	1,590,826
				3,728,615
U.S. Treasury Bonds — 4.0%
U.S. Treasury Bonds	2.875%	05/15/49	1,629,000	1,864,823
U.S. Treasury Bonds	2.250%	08/15/49	2,790,000	2,816,592
				4,681,415
Total U.S. Treasury Obligations (Cost $8,273,636)				$8,410,030

MUNICIPAL BONDS — 3.3%	Coupon	Maturity	Par Value	Value
Bay Area, CA, Toll Authority Toll Bridge, Revenue	6.263%	04/01/49	$335,000	$524,516
California, Build America Bonds, General Obligation	7.300%	10/01/39	910,000	1,400,153
District of Columbia Water & Sewer Authority	3.207%	10/01/48	925,000	933,242
New York City Water & Sewer System, Build America Bonds, Revenue	5.750%	06/15/41	765,000	1,089,796
Total Municipal Bonds (Cost $3,752,922)				$3,947,707

CORPORATE BONDS — 85.5%	Coupon	Maturity	Par Value	Value
Communication Services — 11.6%
América Móvil S.A.B. de C.V.	4.375%	04/22/49	$670,000	$772,805
AT&T, Inc.	4.650%	06/01/44	2,115,000	2,311,642
AT&T, Inc.	4.350%	06/15/45	465,000	496,318
CBS Corporation	4.850%	07/01/42	535,000	594,438
Charter Communications Operating, LLC	5.125%	07/01/49	395,000	427,483
Charter Communications Operating, LLC	4.800%	03/01/50	475,000	495,165
Comcast Corporation	4.250%	01/15/33	845,000	976,162
Comcast Corporation	4.600%	10/15/38	1,025,000	1,231,569
Discovery Communications, LLC	4.950%	05/15/42	875,000	951,999
Rogers Communications, Inc.	3.700%	11/15/49	185,000	189,576
Telefónica Emisiones S.A.U.	7.045%	06/20/36	1,055,000	1,479,744

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 85.5% (Continued)	Coupon	Maturity	Par Value	Value
Communication Services — 11.6% (Continued)
Tencent Holding Ltd., 144A	3.925%	01/19/38	$805,000	$856,978
Time Warner, Inc.	6.750%	06/15/39	210,000	264,248
Verizon Communications, Inc.	4.862%	08/21/46	1,165,000	1,457,054
Vodafone Group plc	5.000%	05/30/38	755,000	868,649
Vodafone Group plc	4.875%	06/19/49	180,000	204,046
Vodafone Group plc	4.250%	09/17/50	180,000	186,806
				13,764,682
Consumer Discretionary — 3.0%
Ford Motor Company	4.750%	01/15/43	360,000	313,864
General Motors Company, Inc.	6.750%	04/01/46	830,000	965,718
Hasbro, Inc.	3.900%	11/19/29	370,000	370,303
Hasbro, Inc.	6.350%	03/15/40	262,000	304,785
Imperial Brands Finance plc, 144A	3.875%	07/26/29	495,000	494,240
Johnson (S.C.) & Son, Inc., 144A	4.350%	09/30/44	440,000	498,465
Walt Disney Company (The)	6.200%	12/15/34	465,000	658,906
				3,606,281
Consumer Staples — 3.8%
Altria Group, Inc.	5.950%	02/14/49	980,000	1,180,664
Anheuser-Busch InBev Worldwide, Inc.	5.450%	01/23/39	1,070,000	1,357,003
BAT Capital Corporation	4.540%	08/15/47	420,000	409,860
Kroger Company (The)	4.450%	02/01/47	1,105,000	1,181,263
PepsiCo, Inc.	2.875%	10/15/49	370,000	361,298
				4,490,088
Energy — 11.7%
Apache Corporation	5.350%	07/01/49	735,000	734,242
Atmos Energy Corporation	3.375%	09/15/49	435,000	450,836
Baker Hughes, a GE Company, LLC	4.080%	12/15/47	1,165,000	1,187,194
Boardwalk Pipelines, L.P.	4.450%	07/15/27	605,000	620,571
Boardwalk Pipelines, L.P.	4.800%	05/03/29	95,000	100,375
Enable Midstream Partners, L.P.	4.400%	03/15/27	350,000	341,499
Energy Transfer Partners, L.P.	7.500%	07/01/38	235,000	299,073
Energy Transfer Partners, L.P.	6.500%	02/01/42	830,000	969,753
Energy Transfer Partners, L.P.	5.950%	10/01/43	180,000	197,678
Enterprise Products Operating, LLC	4.200%	01/31/50	165,000	176,562
Enterprise Products Operating, LLC	5.375%	02/15/78	710,000	697,575
EQT Corporation	3.900%	10/01/27	855,000	745,081
Exxon Mobil Corporation	2.995%	08/16/39	720,000	728,325
Kinder Morgan Energy Partners, L.P.	6.500%	09/01/39	1,063,000	1,327,044
Kinder Morgan, Inc.	5.200%	03/01/48	185,000	213,323
Magellan Midstream Partners, L.P.	4.850%	02/01/49	1,120,000	1,288,579
Marathon Petroleum Corporation	5.850%	12/15/45	560,000	643,208

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 85.5% (Continued)	Coupon	Maturity	Par Value	Value
Energy — 11.7% (Continued)
National Oilwell Varco, Inc.	3.600%	12/01/29	$460,000	$448,687
Patterson-UTI Energy, Inc.	3.950%	02/01/28	340,000	318,952
Petroleos Mexicanos	6.750%	09/21/47	722,000	710,123
Shell International Finance B.V.	3.750%	09/12/46	610,000	675,670
Shell International Finance B.V.	3.125%	11/07/49	95,000	94,976
TransCanada Pipelines Ltd.	5.100%	03/15/49	710,000	857,751
				13,827,077
Financials — 11.1%
Allstate Corporation	4.200%	12/15/46	355,000	418,022
American International Group, Inc.	4.500%	07/16/44	683,000	779,916
Berkshire Hathaway Finance Corporation	4.300%	05/15/43	355,000	417,274
Brighthouse Financial, Inc.	4.700%	06/22/47	970,000	877,281
Citigroup, Inc.	2.976%	11/05/30	825,000	833,673
ERP Operating, L.P.	2.500%	02/15/30	400,000	396,858
GATX Corporation	4.700%	04/01/29	645,000	721,116
GE Capital International Funding Company	4.418%	11/15/35	755,000	812,677
Goldman Sachs Group, Inc.	4.411%	04/23/39	1,085,000	1,235,243
Manulife Financial Corporation	4.061%	02/24/32	1,480,000	1,543,435
Markel Corporation	5.000%	05/20/49	1,075,000	1,254,329
Markel Corporation	4.150%	09/17/50	180,000	183,662
National Rural Utilities Cooperative Corporation	4.400%	11/01/48	880,000	1,060,090
Prudential Financial, Inc.	3.700%	03/13/51	775,000	805,860
Synchrony Financial	5.150%	03/19/29	965,000	1,086,654
Unum Group	5.750%	08/15/42	95,000	106,435
Unum Group	4.500%	12/15/49	670,000	635,520
				13,168,045
Health Care — 7.2%
AbbVie, Inc.	4.300%	05/14/36	490,000	532,141
AbbVie, Inc.	4.400%	11/06/42	925,000	998,328
Anthem, Inc.	3.700%	09/15/49	915,000	905,813
Ascension Health	3.106%	11/15/39	700,000	703,259
Bayer U.S. Finance II, LLC, 144A	4.875%	06/25/48	400,000	456,933
CVS Health Corporation	5.050%	03/25/48	1,800,000	2,129,633
HCA, Inc.	5.125%	06/15/39	230,000	254,394
Pfizer, Inc.	3.900%	03/15/39	635,000	723,521
Pfizer, Inc.	4.000%	03/15/49	175,000	205,428
UnitedHealth Group, Inc.	3.700%	08/15/49	1,305,000	1,400,755
UnitedHealth Group, Inc.	3.875%	08/15/59	185,000	199,060
				8,509,265

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 85.5% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 6.9%
3M Company	3.250%	08/26/49	$540,000	$535,096
Air Lease Corporation	3.250%	10/01/29	915,000	908,503
Boeing Company (The)	3.750%	02/01/50	1,160,000	1,253,527
Burlington Northern Santa Fe, LLC	5.150%	09/01/43	1,095,000	1,411,305
Burlington Northern Santa Fe, LLC	3.550%	02/15/50	170,000	181,404
CSX Corporation	4.500%	03/15/49	180,000	211,956
CSX Corporation	3.350%	09/15/49	90,000	88,716
Deere & Company	2.875%	09/07/49	370,000	357,306
FedEx Corporation	4.950%	10/17/48	1,000,000	1,107,674
Norfolk Southern Corporation	2.550%	11/01/29	95,000	94,723
Norfolk Southern Corporation	3.400%	11/01/49	95,000	94,654
Union Pacific Corporation	3.550%	08/15/39	860,000	903,019
United Parcel Service, Inc.	3.750%	11/15/47	920,000	997,771
				8,145,654
Information Technology — 5.0%
Apple, Inc.	4.375%	05/13/45	1,385,000	1,675,789
Arrow Electronics, Inc.	3.875%	01/12/28	225,000	231,522
Dell, Inc., 144A	8.350%	07/15/46	390,000	523,276
Intel Corporation	3.250%	11/15/49	555,000	563,647
Mastercard, Inc.	3.650%	06/01/49	1,400,000	1,571,884
Oracle Corporation	3.800%	11/15/37	858,000	943,801
Oracle Corporation	6.500%	04/15/38	100,000	145,382
Tech Data Corporation	4.950%	02/15/27	265,000	270,289
				5,925,590
Materials — 4.5%
BHP Billiton Finance (USA) Ltd.	5.000%	09/30/43	365,000	474,820
Codelco, Inc., 144A	4.375%	02/05/49	885,000	961,398
Dow Chemical Company (The)	4.800%	05/15/49	770,000	867,816
Glencore Funding, LLC, 144A	4.875%	03/12/29	880,000	953,209
International Paper Company	4.350%	08/15/48	580,000	615,123
Nucor Corporation	4.400%	05/01/48	805,000	931,701
Packaging Corporation of America	3.000%	12/15/29	555,000	559,463
				5,363,530
Real Estate — 2.0%
Highwoods Realty, L.P.	3.050%	02/15/30	950,000	937,216
Ventas Realty, L.P.	4.875%	04/15/49	555,000	657,593
WEA Finance, LLC, 144A	3.500%	06/15/29	695,000	720,296
				2,315,105
Utilities — 18.7%
Alabama Power Company	4.300%	01/02/46	935,000	1,089,352
Ameren Illinois Company	3.250%	03/15/50	185,000	189,103

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 85.5% (Continued)	Coupon	Maturity	Par Value	Value
Utilities — 18.7% (Continued)
Commonwealth Edison Company	4.000%	03/01/48	$585,000	$667,319
Connecticut Light and Power Company (The)	4.000%	04/01/48	80,000	93,510
Consolidated Edison Company	4.200%	03/15/42	1,495,000	1,685,137
Consolidated Edison Company	3.800%	10/01/42	225,000	246,765
Consumers Energy Company	4.350%	04/15/49	1,075,000	1,316,955
Dominion Energy, Inc., Series A	4.600%	03/15/49	545,000	637,168
Duke Energy Carolinas, LLC	3.700%	12/01/47	595,000	650,848
Duke Energy Progress, LLC	4.375%	03/30/44	865,000	1,019,540
Duke Energy Progress, LLC	3.600%	09/15/47	40,000	42,980
Électricité de France S.A., 144A	4.950%	10/13/45	955,000	1,129,498
ENEL Finance International N.V., 144A	4.750%	05/25/47	630,000	709,469
Florida Power & Light Company	3.990%	03/01/49	1,070,000	1,253,465
Georgia Power Company	4.300%	03/15/42	650,000	714,584
MidAmerican Energy Company	4.800%	09/15/43	953,000	1,192,640
PacifiCorp	6.250%	10/15/37	120,000	168,800
PacifiCorp	4.125%	01/15/49	780,000	903,845
Potomac Electric Power	4.150%	03/15/43	830,000	943,585
PPL Electric Utilities Corporation	4.750%	07/15/43	950,000	1,168,998
Public Service Company of New Hampshire	3.600%	07/01/49	25,000	27,416
Public Service Electric and Gas Company	3.850%	05/01/49	560,000	639,962
Sempra Energy	3.800%	02/01/38	1,225,000	1,262,277
Southern California Edison Company	4.650%	10/01/43	404,000	458,825
Southern California Edison Company, Series B	4.875%	03/01/49	355,000	422,753
Southwestern Public Service Company	4.400%	11/15/48	1,235,000	1,477,402
Union Electric Company	3.500%	03/15/29	780,000	844,830
Wisconsin Electric Power Company	4.300%	10/15/48	965,000	1,158,545
				22,115,571
Total Corporate Bonds (Cost $91,990,966)				$101,230,888

INTERNATIONAL BONDS — 1.5%	Coupon	Maturity	Par Value	Value
Petroleos Mexicanos, 144A	7.690%	01/23/50	$115,000	$123,310
United Mexican States	4.750%	03/08/44	1,464,000	1,595,760
Total International Bonds (Cost $1,477,756)				$1,719,070

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 1.7%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.52% (a) (Cost $2,020,366)	2,020,366	$2,020,366

Investments at Value — 99.1% (Cost $107,515,646)		$117,328,061

Other Assets in Excess of Liabilities — 0.9%		1,047,065

Net Assets — 100.0%		$118,375,126

144A -

This security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $7,427,072 as of November 30, 2019, representing 6.3% of net assets (Note 6).

(a)	The rate shown is the 7-day effective yield as of November 30, 2019.
See accompanying notes to financial statements.

RYAN LABS FUNDS STATEMENTS OF ASSETS AND LIABILITIES November 30, 2019
	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
ASSETS
Investments in securities:
At cost	$87,040,199	$107,515,646
At value (Note 2)	$90,284,869	$117,328,061
Receivable for securities sold	—	692,745
Receivable from Adviser (Note 4)	10,183	—
Dividends and interest receivable	439,594	1,100,558
TOTAL ASSETS	90,734,646	119,121,364

LIABILITIES
Distributions payable	107,425	135,908
Payable for capital shares redeemed	—	4,566
Payable for securities purchased	527,179	563,306
Payable to Adviser (Note 4)	—	13,861
Payable to administrator (Note 4)	12,610	15,227
Other accrued expenses	22,110	13,370
TOTAL LIABILITIES	669,324	746,238

NET ASSETS	$90,065,322	$118,375,126

NET ASSETS CONSIST OF:
Paid-in capital	$87,179,235	$105,336,754
Accumulated earnings	2,886,087	13,038,372
NET ASSETS	$90,065,322	$118,375,126

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	8,824,741	10,451,510

Net asset value, offering price and redemption price (Note 2)	$10.21	$11.33

See accompanying notes to financial statements.

RYAN LABS FUNDS STATEMENTS OF OPERATIONS For the Year Ended November 30, 2019
	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
INVESTMENT INCOME
Interest	$3,181,451	$4,534,753
Dividends	53,904	22,417
TOTAL INVESTMENT INCOME	3,235,355	4,557,170

EXPENSES
Investment advisory fees (Note 4)	375,643	543,350
Administration fees (Note 4)	93,906	106,790
Pricing costs	66,520	24,220
Fund accounting fees (Note 4)	39,315	40,949
Legal fees	22,422	22,422
Trustees’ fees and expenses (Note 4)	17,074	17,074
Audit and tax services fees	16,900	16,900
Custody and bank service fees	10,834	16,122
Compliance service fees (Note 4)	12,000	12,922
Transfer agent fees (Note 4)	12,000	12,000
Registration and filing fees	11,186	10,694
Insurance expense	6,462	6,429
Printing of shareholder reports	3,423	2,765
Postage and supplies	2,918	2,913
Other expenses	21,065	22,703
TOTAL EXPENSES	711,668	858,253
Less fee reductions by Adviser (Note 4)	(336,025)	(314,903)
NET EXPENSES	375,643	543,350

NET INVESTMENT INCOME	2,859,712	4,013,820

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	722,145	5,138,858
Net change in unrealized appreciation (depreciation) on investments	6,538,148	15,943,899
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	7,260,293	21,082,757

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,120,005	$25,096,577

See accompanying notes to financial statements.

RYAN LABS CORE BOND FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2019	Year Ended November 30, 2018
FROM OPERATIONS
Net investment income	$2,859,712	$2,789,942
Net realized gains (losses) from investment transactions	722,145	(700,280)
Net change in unrealized appreciation (depreciation) on investments	6,538,148	(3,264,995)
Net increase (decrease) in net assets resulting from operations	10,120,005	(1,175,333)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(2,917,496)	(2,886,572)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,120,366	2,235,000
Net asset value of shares issued in reinvestment of distributions to shareholders	1,483,306	1,527,719
Payments for shares redeemed	(12,990,230)	(8,362,805)
Net decrease from capital share transactions	(10,386,558)	(4,600,086)

TOTAL DECREASE IN NET ASSETS	(3,184,049)	(8,661,991)

NET ASSETS
Beginning of year	93,249,371	101,911,362
End of year	$90,065,322	$93,249,371

CAPITAL SHARES ACTIVITY
Shares sold	116,519	228,627
Shares reinvested	149,298	158,551
Shares redeemed	(1,300,295)	(852,192)
Net decrease in shares outstanding	(1,034,478)	(465,014)
Shares outstanding at beginning of year	9,859,219	10,324,233
Shares outstanding at end of year	8,824,741	9,859,219

See accompanying notes to financial statements.

RYAN LABS LONG CREDIT FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2019	Year Ended November 30, 2018
FROM OPERATIONS
Net investment income	$4,013,820	$3,458,754
Net realized gains (losses) from investment transactions	5,138,858	(1,938,185)
Net change in unrealized appreciation (depreciation) on investments	15,943,899	(8,307,941)
Net increase (decrease) in net assets resulting from operations	25,096,577	(6,787,372)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(3,992,895)	(4,806,244)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,853,367	11,972,010
Net asset value of shares issued in reinvestment of distributions to shareholders	2,143,196	2,972,735
Payments for shares redeemed	(4,397,268)	(5,564,469)
Net increase from capital share transactions	5,599,295	9,380,276

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,702,977	(2,213,340)

NET ASSETS
Beginning of year	91,672,149	93,885,489
End of year	$118,375,126	$91,672,149

CAPITAL SHARES ACTIVITY
Shares sold	795,451	1,231,858
Shares reinvested	204,008	291,619
Shares redeemed	(419,756)	(521,581)
Net increase in shares outstanding	579,703	1,001,896
Shares outstanding at beginning of year	9,871,807	8,869,911
Shares outstanding at end of year	10,451,510	9,871,807

See accompanying notes to financial statements.

RYAN LABS CORE BOND FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Period Ended November 30, 2015 (a)
Net asset value at beginning of period	$9.46	$9.87	$9.89	$9.87	$10.00

Income (loss) from investment operations:
Net investment income	0.30	0.28	0.25	0.23	0.21
Net realized and unrealized gains (losses) on investments	0.76	(0.40)	0.12	0.04	(0.13)
Total from investment operations	1.06	(0.12)	0.37	0.27	0.08

Less distributions from:
Net investment income	(0.31)	(0.29)	(0.26)	(0.24)	(0.21)
Net realized gains from investment transactions	—	—	(0.13)	(0.01)	—
Total distributions	(0.31)	(0.29)	(0.39)	(0.25)	(0.21)

Net asset value at end of period	$10.21	$9.46	$9.87	$9.89	$9.87

Total return (b)	11.32%	(1.21%)	3.84%	2.69%	0.81	%(c)

Net assets at end of period (000’s)	$90,065	$93,249	$101,911	$100,236	$70,257

Ratios/supplementary data:

Ratio of total expenses to average net assets	0.76%	0.71%	0.70%	0.75%	1.18	%(d)

Ratio of net expenses to average net assets (e)	0.40%	0.40%	0.40%	0.40%	0.40	%(d)

Ratio of net investment income to average net assets (e)	3.05%	2.92%	2.54%	2.29%	2.21	%(d)

Portfolio turnover rate	39%	58%	103%	118%	161	%(c)

(a)	Represents the period from the commencement of operations (December 29, 2014) through November 30, 2015.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements. (Note 4).
See accompanying notes to financial statements.

RYAN LABS LONG CREDIT FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Period Ended November 30, 2015 (a)
Net asset value at beginning of period	$9.29	$10.58	$10.33	$10.06	$10.00

Income (loss) from investment operations:
Net investment income	0.39	0.38	0.37	0.41	0.01
Net realized and unrealized gains (losses) on investments	2.03	(1.13)	0.64	0.30	0.06
Total from investment operations	2.42	(0.75)	1.01	0.71	0.07

Less distributions from:
Net investment income	(0.38)	(0.38)	(0.37)	(0.41)	(0.01)
Net realized gains from investment transactions	—	(0.16)	(0.39)	(0.03)	—
Total distributions	(0.38)	(0.54)	(0.76)	(0.44)	(0.01)

Net asset value at end of period	$11.33	$9.29	$10.58	$10.33	$10.06

Total return (b)	26.49%	(7.38%)	10.27%	7.11%	0.71	%(c)

Net assets at end of period (000’s)	$118,375	$91,672	$93,885	$53,640	$50,278

Ratios/supplementary data:

Ratio of total expenses to average net assets	0.79%	0.79%	0.84%	0.84%	1.12	%(d)

Ratio of net expenses to average net assets (e)	0.50%	0.50%	0.50%	0.50%	0.50	%(d)

Ratio of net investment income to average net assets (e)	3.69%	3.85%	3.66%	3.87%	2.38	%(d)

Portfolio turnover rate	179%	195%	191%	156%	93	%(c)

(a)	Represents the period from the commencement of operations (November 13, 2015) through November 30, 2015.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements. (Note 4).
See accompanying notes to financial statements.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2019

1. Organization

Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund (individually, a “Fund,” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

Each Fund’s investment objective is to seek total return, consisting of current income and capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

New accounting pronouncement – In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continue to accrete to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The Funds are complying with ASU 2017-08 and the impact is not deemed to be material to the Funds.

Securities valuation – The Funds’ fixed income securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Ryan Labs, Inc. (the “Adviser”), under the general supervision of the Board. Exchange-traded funds (“ETFs”), if any, are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. ETFs are valued at the security’s last sale price on the primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors.

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2019:

Ryan Labs Core Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$19,004,512	$—	$19,004,512
Mortgage-Backed Securities	—	31,708,356	—	31,708,356
Asset-Backed Securities	—	12,669,229	—	12,669,229
Corporate Bonds	—	24,157,869	—	24,157,869
International Bonds	—	142,287	—	142,287
Money Market Funds	2,602,616	—	—	2,602,616
Total	$2,602,616	$87,682,253	$—	$90,284,869

Ryan Labs Long Credit Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$8,410,030	$—	$8,410,030
Municipal Bonds	—	3,947,707	—	3,947,707
Corporate Bonds	—	101,230,888	—	101,230,888
International Bonds	—	1,719,070	—	1,719,070
Money Market Funds	2,020,366	—	—	2,020,366
Total	$2,020,366	$115,307,695	$—	$117,328,061

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended November 30, 2019.

Share valuation – The net asset value (“NAV”) per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Dividend income is recorded on the ex-dividend date.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Funds and other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid by each Fund during the years ended November 30, 2019 and 2018 was as follows:

Ryan Labs Core Bond Fund

Year Ended	Ordinary Income	Total Distributions
November 30, 2019	$2,917,496	$2,917,496
November 30, 2018	$2,886,572	$2,886,572

Ryan Labs Long Credit Fund

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
November 30, 2019	$3,992,895	$—	$3,992,895
November 30, 2018	$3,982,634	$823,610	$4,806,244

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

On December 30, 2019, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund paid net investment income dividends of $0.0287 and $0.0343 per share, respectively, and Ryan Labs Long Credit Fund paid short-term capital gain distributions of $0.3416 per share to shareholders of record on December 27, 2019.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2019:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Tax cost of portfolio investments	$87,059,700	$107,890,178
Gross unrealized appreciation	$3,505,316	$9,815,676
Gross unrealized depreciation	(280,147)	(377,793)
Net unrealized appreciation on investments	3,225,169	9,437,883
Undistributed ordinary income	128,650	3,736,397
Accumulated capital and other losses	(360,307)	—
Other temporary differences	(107,425)	(135,908)
Accumulated earnings	$2,886,087	$13,038,372

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

For the year ended November 30, 2019, Ryan Labs Core Bond Fund utilized $521,059 of short-term capital loss carryforwards and $121,970 of long-term capital loss carryforwards; and Ryan Labs Long Credit Fund utilized $1,723,567 of short-term capital loss carryforwards.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

As of November 30, 2019, Ryan Labs Core Bond Fund had short-term capital loss carry-forwards of $101,476 and long-term capital loss carryforwards of $258,831. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to sharholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2019, cost of purchases and proceeds from sales and maturities of investment securities, other than U.S. Government securities and short-term investments, were as follows:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Purchase of investment securities	$18,402,376	$114,260,316
Proceeds from sales and maturities of investment securities	$26,090,469	$110,518,427

During the year ended November 30, 2019, cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities were as follows:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Purchase of U.S. Government securities	$17,303,020	$81,094,896
Proceeds from sales and maturities of U.S. Government securities	$15,155,686	$80,692,819

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Adviser is a wholly-owned subsidiary of Sun Life Financial, Inc. Each Fund is managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund pay the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.40% and 0.50%, respectively, of average daily net assets.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to Expense Limitation Agreements (“ELAs”) between each Fund and the Adviser, the Adviser has agreed, until March 31, 2020, to reduce advisory fees and reimburse other expenses in order to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize each Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.40% and 0.50% of the average daily net assets of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund, respectively. Accordingly, during the year ended November 30, 2019, the Adviser reduced its advisory fees in the amounts of $336,025 and $314,903 for Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund, respectively.

Under the terms of the ELAs, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided the recoupments do not cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, or (ii) the expense limitation in effect at the time the expenses to be recouped were incurred. As of November 30, 2019, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
November 30, 2020	$298,798	$242,282
November 30, 2021	299,646	260,442
November 30, 2022	336,025	314,903
Total	$934,469	$817,627

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Funds’ portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor and are not paid by the Funds for serving in such capacities.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from each Fund, paid quarterly. Each Independent Trustee also receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2019, the following shareholders owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% Ownership
Ryan Labs Core Bond Fund
Citibank, N.A. (for the benefit of its customers)	53%
Ryan Labs Long Credit Fund
Citibank, N.A. (for the benefit of its customers)	46%
Charles Schwab & Company (for the benefit of its customers)	28%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of that Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Risks Associated with Mortgage-Backed Securities

The Funds’ investments in mortgage-backed securities are subject to prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Funds to reinvest their assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in collateralized mortgage obligations are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As of November 30, 2019, Ryan Labs Core Bond Fund had 35.2% of the value of its net assets invested in mortgage-backed securities.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Risks Associated with Rule 144A Securities

Rule 144A securities are securities that are exempt from registration under the Securities Act of 1933, as amended, and may have legal restriction on resale. Under Rule 144A, these privately placed securities may be resold to qualified institutional buyers (“QIBs”), subject to certain conditions. An insufficient number of QIBs interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities and the Funds might be unable to dispose of the securities promptly or at a reasonable price. As of November 30, 2019, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund had 30.8% and 6.3%, respectively, of the value of their net assets invested in Rule 144A securities.

7. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the payment of net investment income dividends and short-term capital gain distributions on December 30, 2019, as discussed in Note 2.

RYAN LABS FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund, each a series of shares of beneficial interest in Ultimus Managers Trust (the “Funds”), including the schedules of investments, as of November 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
Ryan Labs Core Bond Fund	For each of the years in the four-year period ended November 30, 2019 and for the period from December 29, 2014 (commencement of operations) through November 30, 2015
Ryan Labs Long Credit Fund	For each of the years in the four-year period ended November 30, 2019 and for the period from November 13, 2015 (commencement of operations) through November 30, 2015

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain

RYAN LABS FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania
January 23, 2020

RYAN LABS FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2019) and held until the end of the period (November 30, 2019).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for each Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

RYAN LABS FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Net Expense Ratio (a)	Expenses Paid During Period (b)
Ryan Labs Core Bond Fund
Based on Actual Fund Return	$1,000.00	$1,040.60	0.40%	$2.05
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.06	0.40%	$2.03

Ryan Labs Long Credit Fund
Based on Actual Fund Return	$1,000.00	$1,110.10	0.50%	$2.64
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

RYAN LABS FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-561-3087, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-561-3087, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. These filings are available upon request by calling 1-866-561-3087. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

RYAN LABS FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	16	Interested Trustee of Capitol Series Trust (17 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	16	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	16	None

RYAN LABS FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	16	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014)
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	16	None
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	16	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

RYAN LABS FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)

Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)

Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)

RYAN LABS FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Martin R. Dean Year of Birth: 1963	Since 2019	Interim Chief Compliance Officer (October 2019 to present) Assistant Chief Compliance Officer (January 2016 to 2017)	Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013-2015)

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-561-3087.

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Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Janine L. Cohen. Ms. Cohen is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $42,800 and $42,800 with respect to the registrant’s fiscal years ended November 30, 2019 and November 30, 2018, respectively.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,900 and $6,900 with respect to the registrant’s fiscal years ended November 30, 2019 and November 30, 2018, respectively. The services comprising these fees relate to tax preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended November 30, 2019 and 2018, aggregate non-audit fees of $6,900 and $6,900, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)       Not applicable [schedule filed with Item 1]

(b)       Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Matthew J. Beck
Matthew J. Beck, Secretary

Date	January 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	January 31, 2020

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	January 31, 2020

*	Print the name and title of each signing officer under his or her signature.